UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under Rule 14a-12

CHEMBIO DIAGNOSTICS, INC.
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(Name of Registrant as Specified in Its Charter)

Not Applicable
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

EXPLANATORY NOTE

In the Company's Definitive Proxy Statement (EDGAR type "DEF 14A") submitted on April 21, 2016, the proxy card filed with the Proxy Statement included voting options "Yes", "No", and "Abstain" for Proposals 4 and 5.  The proxy card to be mailed to stockholders has been modified to include the voting options "For", "Against", and "Abstain."  This Amendment No. 1 on Form DEFR14A is filed solely to correct the EDGAR version of the proxy card so that it reflects the changes made to the proxy card that will be mailed to stockholders.  No other changes have been made to the Proxy Statement in this Amendment No. 1.

PROXY

CHEMBIO DIAGNOSTICS, INC.
For the Annual Meeting of Stockholders on June 9, 2016

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John J. Sperzel III, Richard J. Larkin, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all the powers that the undersigned would possess if personally present at the Annual Meeting of Stockholders of Chembio Diagnostics, Inc. (the "Company"), to be held at 10:00 a.m. (local time) on June 9, 2016, at the office of the Company, 3661 Horseblock Road, Medford, New York 11763, or any adjournments thereof, on the following matters:

(Continued and to be signed on the reverse side)

▲   PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 9, 2016. The 2016 Proxy Statement and our 2015 Annual Report to Shareholders are available at: http://www.chembio.com/investors/proxy/

Please mark votes as in this example ☒
1. To elect the following four directors:
           FOR       WITHHOLD       FOR
          all nominees   AUTHORITY   all nominees except
 Nominees:            for all nominees  as noted below:
01 Katherine L. Davis
02 Peter Kissinger    ☐      ☐        ☐
03 Gary Meller
04 John J. Sperzel III

Instruction: To withhold authority to vote for any individual nominee, strike-out the name of that nominee by putting a line through that nominee's name in the above list.

2. To ratify the selection of BDO USA, LLP as the Company's independent public accountants.

☐ FOR ☐ AGAINST ☐ ABSTAIN

  DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)

Address Change/Comments:           Please indicate if you
(If you noted any Address Changes and/or    plan to attend this meeting ☐
Comments above, please mark box.) ☐

CONTROL NUMBER

3. Advisory vote to approve the compensation paid to the Company's named executive officers as described in the Company's 2016 Proxy Statement for the 2016 Annual Meeting of Stockholders.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. In their discretion, to vote upon an adjournment or postponement of the meeting.

        ☐ FOR ☐ AGAINST ☐ ABSTAIN

5. In their discretion, to vote upon such other business as may properly come before the meeting.

        ☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FOR EACH OF THE PROPOSALS. UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS
PROXY WILL BE VOTED "FOR" EACH DIRECTOR NOMINEE AND VOTED "FOR" ALL THE OTHER PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO THOSE MATTERS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. YOUR SIGNATURE ACKNOWLEDGES PRIOR RECEIPT OF THE NOTICE OF MEETING, PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS.

Number of voting shares:

Date

Signature

Signature
      (Joint Owners)

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

▲   PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet: Go to www.cesvote.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone: Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
MAIL

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.